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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 AUGUST 14, 2007

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                   000-51443                84-1573852
      (State or other           (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9305
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                          EXPLANATORY NOTE

         The purpose of this amendment is to correct typographical errors that were contained in the Item 4.02 discussion of the anticipated financial results for the quarter and six months ended June 30, 2007.

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 15, 2007, Raptor Networks Technology, Inc. ("Company") issued a press release announcing it would be filing with the Securities and Exchange Commission ("Commission") amendments to its periodic reports because it has concluded that the financial statements included in its reports covering the quarters ended March 31, 2007 and September 30, 2006 and the year ended December 31, 2006 should no longer be relied upon. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

         In addition, the information included in Item 4.02 below with respect to the registrant's results of operations or financial condition for completed quarterly or annual fiscal periods is incorporated herein by reference.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         The Company engaged a new independent registered public accounting firm in July 2007. On August 14, 2007, the Company's management concluded that the Company's financial statements for the quarters ended March 31, 2007 and September 30, 2006 and the year ended December 31, 2006 should no longer be relied upon because of an error in those financial statements as addressed in Accounting Principles Board Opinion No. 20. Management's conclusion regarding reliance upon these previously issued financial statements was discussed with and confirmed by the Audit Committee of the Board of Directors of the Company and also was discussed with the Company's independent registered public accounting firm.

         The error relates to the accounting treatment that the Company applied with respect to the convertible notes and accompanying warrants that the Company issued in private placement transactions in July 2006 and January 2007, which transactions are briefly described below and are also described in further detail in previous Commission filings made by the Company, including Form 8-K filings made on July 31, 2006, January 22, 2007 and January 23, 2007. The Company intends to prepare amendments to its periodic reports to include restated financial statements for the quarters ended September 30, 2006 and March 31, 2007 and the year ended December 31, 2006.

         In the July 2006 financing transaction, the Company issued two-year senior convertible notes and warrants to purchase shares of the Company's common stock for gross proceeds of $5,000,000. In accordance with accounting guidelines, the Company treated this financing as debt and calculated an initial aggregate fair market value for the conversion features and warrants in the aggregate amount of $7,499,794 ("Initial Aggregate July Value"). The Company recorded the amount by which the Initial Aggregate July Value exceeded the $5,000,000 face value of the notes ("July Excess Amount") as a debt discount asset of $2,499,794 on the balance sheet, and was amortizing the July
Excess Amount to other expense over the lifetime of the notes. However, on August 14, 2007, the Company concluded, after further review of relevant accounting literature, including paragraph 6 of EITF 98-5, which states that the amount of the discount assigned to a beneficial conversion feature is limited to the amount of the proceeds allocated to the convertible instrument, that the July Excess Amount should have been expensed in July 2006 rather than capitalized as a debt discount asset. Accordingly, the Company anticipates that the restated financial statements will include recordation of a an additional net non-cash charge of $2,291,478 and $1,979,004 for the quarter ended September 30, 2006 and the year ended December 31, 2006, respectively, to other expense and will eliminate the recordation and amortization of a debt discount asset. Accordingly, the Registrant estimates that its resultant net loss for the quarter ended September 30, 2006 will increase by $2,291,478 to $4,628,161 and its resultant net loss for the year ended December 31, 2006 will increase by $1,979,004 to $19,078,578.



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         In January 2007, the Company restructured its July 2006 financing, which resulted in an increase in the face value of the convertible notes from $5,000,000 to $7,204,909 and the issuance of replacement and additional warrants to purchase shares of the Company's common stock, with no additional cash proceeds to the Company. Concurrently with the restructuring, the Company issued an additional $1,600,000 senior convertible note due July 31, 2008 and warrants to purchase common stock in exchange for proceeds of $1,600,000, bringing the total face value of the replacement and new notes issued in January 2007 to $8,804,909. In accordance with relevant accounting guidelines, including EITF 96-19, the Company determined that the January 2007 financing arrangements differed substantially from the July 2006 financing arrangements and therefore extinguished the various elements of the July 2006 financing by recording a $9,649,975 gain on extinguishment on its consolidated statements of operations for the quarter ended March 31, 2007. The Company also wrote off $1,921,885 remaining on its balance sheet at the time attributable to the previously recorded debt discount asset. The Company anticipates that the restated financial statements it will prepare for the quarter ended March 31, 2007 will reverse the $1,921,885 charge that was recorded on the March 31, 2007 consolidated statement of operations and as a result increase the gain on extinguishment to $11,571,860 for the first quarter of 2007.

         The Company calculated the fair market value of the embedded conversion features and attached warrants issued in the January 2007 restructuring and financing and arrived at an initial aggregate value of $27,138,117 ("Initial Aggregate January Value"). The Company recorded the amount by which the Initial Aggregate January Value exceeded the $8,804,909 face value of the notes ("January Excess Amount") as a debt discount asset of $18,333,208 on the balance sheet, and was amortizing the January Excess Amount to other expense over the lifetime of the notes. However, as described above with respect to the July Excess Amount, the Company concluded on August 14, 2007 that the January Excess Amount should have been expensed in January 2007 rather than capitalized as a debt discount asset. Accordingly, the Company anticipates that the restated financial statements it will prepare for the quarter ended March 31, 2007 will also include recordation of a non-cash charge to other expense of $15,855,749, which is net of amortization, and will eliminate the recordation and amortization of a debt discount asset. Accordingly, the Registrant estimates that its net loss for the quarter ended March 31, 2007 will increase by $13,933,864 to $30,974,987.

         The Company is also in the process of preparing its Form 10-QSB for the quarter ended June 30, 2007, which quarterly report was due on August 14, 2007. However, the Company anticipates delaying the filing of its quarterly report until the Company files its restated financial statements.

         Based on information currently available, the Company's preliminary results of operations for the quarter and six months ended June 30, 2007 indicate that after taking into account the corrections described above:

                  * Quarter ended June 30, 2007 - The Company expects to report net revenues of $237,857, an increase of 16% from the $204,969 generated during the same quarter last year. Net loss for the quarter ended June 30, 2007 is expected to be $8,727,310, an increase of $7,239,717 over the net loss in the comparable quarter of the prior year. Fully-diluted loss per share is expected to be $(0.15) for the quarter ended June 30, 2007, a change of $(0.12) from the fully-diluted per share loss recorded in the same quarter last year based on 58,225,795 and 54,204,367 diluted shares outstanding in the quarters ended June 30, 2007 and 2006, respectively. Expected second quarter 2007 net loss reflects losses from operations in the amount of $1,629,897 and a charge to other income in the amount of $5,452,070 to record the change in the fair value of our warrants and convertible debt features and debt finance amortization expense of $1,427,820.


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                  * Six months ended June 30, 2007 - The Company expects to
report net revenues of $400,628, an increase of 3% from the $387,264 generated during the same period last year. Net loss for the six months ended June 30, 2007 is expected to be $39,726,411_, an increase of $36,747,543 over the net loss in the comparable period of the prior year. Fully-diluted loss per share is expected to be $(0.70_) for the six months ended June 30, 2007, a change of $(0.65) from the fully-diluted per share loss recorded in the same period last year based on 56,481,775 and 54,204,367 diluted shares outstanding in the six month periods ended June 30, 2007 and 2006, respectively. Expected net loss for the six months ended June 30, 2007 reflects losses from operations in the amount of $3,393,884 and a charge to other income in the amount of $24,326,278 to record the change in the fair value of our warrants and convertible debt features, a cost of financing charge of 18,333,208, as well as a restructuring charge and a restructuring gain on the Company's extinguishment of debt in the amount of $2,089,284 and $11,571,860, respectively, and a debt finance amortization expense of $2,731,922.

         However, because the Company's financial statements for the quarter and six months ended June 30, 2007 have not been finalized, its restated financial statements have not yet been prepared, and the new and restated financial statements are subject to auditor review and/or audit, the information noted above is subject to change.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  Not applicable.

         (c) Shell Company Transactions.

                  Not applicable.

         (d) Exhibits.

                  Number       Description
                  ------       -----------

                   99.1 Press release dated August 15, 2007 relating to financial statements (1)

                  ---------------
                  (1) Attached as an exhibit to the initial filing of this report on Form 8-K on August 15, 2007 and incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 16, 2007           RAPTOR NETWORKS TECHNOLOGY, INC.

                                 By: /s/ THOMAS WITTENSCHLAEGER
                                 -----------------------------------------------
                                 Thomas Wittenschlaeger, Chief Executive Officer